UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2009

WELLTEK INCORPORATED
 (Exact name of registrant as specified in its charter)

Nevada	333-157360	98-0610431
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 North Orange Avenue, Ste. 105, Orlando, FL	32801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 704-8950

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: Welltek Incorporated (the “Company”) is filing this Amendment No. 1 to Current Report to: (i) update the Item 4.01 disclosure included in its Form 8-K filed on November 18, 2009, to include the response letter from M&K CPAS, PLLC; and (ii) update the Item 5.03 disclosure included in its Form 8-K filed on November 18, 2009, to include disclosure regarding the change of the Company’s fiscal year.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Dismissal of M&K CPAS, PLLC

(i) On November 12, 2009, M&K CPAS, PLLC (“M&K”) was dismissed as the independent registered public accounting firm of the Company by the Company’s Board of Directors.

(ii) The reports issued by M&K on the financial statements of the Company for the period from inception in January 2009 through the date hereof, if any, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) From the Company’s inception in January 2009 through November the date hereof, there were no disagreements between the Company and M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of M&K would have caused them to make reference thereto in their reports on the financial statements for such period; and there were no “reportable events” as that term is used in Item 304(a)(1)(v) of Regulation S-K occurring.

(iv) The Company provided M&K with a copy of the foregoing disclosures and requested that M&K review such disclosures and furnish a letter addressed to the Securities and Exchange Commission stating whether or not M&K agrees with such statements. The response letter from M&K is attached hereto as an exhibit.

Engagement of Jewett Schwartz Wolfe & Associates

On November 12, 2009, the Company retained Jewett Schwartz Wolfe & Associates (“JSW”), as its new independent registered public accounting firm. The decision to retain JSW as the Company’s independent registered public accounting firm was made by the Company’s Board of Directors on November 12, 2009. The Company has engaged JSW to audit the Company’s financial statements for the year ending December 31, 2009. From inception in January 2009 through the date hereof, neither the Company nor anyone on the Company’s behalf has consulted with JSW regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as that term is used in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is used in Item 304(a)(1)(v) and the related instructions to Item 304 of Regulation S-K.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Amendment to Articles of Incorporation

On September 25, 2009, the Company filed a Certificate of Amendment with the Nevada Secretary of State amending its Articles of Incorporation as follows: (a) The Company’s name was changed from Pharmacity Corporation to WellTek Incorporated; (b) the Company’s authorized common stock was increased from 75 million shares to 200 million shares; and (c) the Company effectuated a forward split of its common stock.

A copy of the Certificate of Amendment is attached hereto as an exhibit.

Change in Fiscal Year

Effective November 12, 2009, the fiscal year end of the Company has been changed from January 31st to December 31st.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Exhibits

Exhibit No.	Description
3.1 (i)	Articles of Incorporation (2)
3.1 (ii)	Certificate of Amendment to Articles of Incorporation, filed November 12, 2009 (4)
3.2	Bylaws (2)
10.1	Agreement and Plan of Merger, dated September 1, 2009 (3)
10.2	Employment Agreement with Randy Lubinsky, dated November 1, 2008 (4)
10.3	Employment Agreement with Mark Szporka, dated November 1, 2008 (4)
10.4	Welltek Incorporated 2008 Equity Incentive Plan (4)
16	Response Letter from M&K CPAS, PLLC (1)
21	Subsidiaries (4)

(1)	Filed herewith

(2)	Incorporated by reference from the Form S-1 filed by the Company on February 17, 2009

(3)	Incorporated by reference from the Form 8-K filed by the Company on September 15, 2009

(4)	Incorporated by reference from the Form 8-K filed by the Company on November 18, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 16, 2009

WELLTEK INCORPORATED

By:   /s/ Randy Lubinsky

Randy Lubinsky
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1 (i)	Articles of Incorporation (2)
3.1 (ii)	Certificate of Amendment to Articles of Incorporation, filed November 12, 2009 (4)
3.2	Bylaws (2)
10.1	Agreement and Plan of Merger, dated September 1, 2009 (3)
10.2	Employment Agreement with Randy Lubinsky, dated November 1, 2008 (4)
10.3	Employment Agreement with Mark Szporka, dated November 1, 2008 (4)
10.4	Welltek Incorporated 2008 Equity Incentive Plan (4)
16	Response Letter from M&K CPAS, PLLC (1)
21	Subsidiaries (4)

(1)	Filed herewith

(2)	Incorporated by reference from the Form S-1 filed by the Company on February 17, 2009

(3)	Incorporated by reference from the Form 8-K filed by the Company on September 15, 2009

(4)	Incorporated by reference from the Form 8-K filed by the Company on November 18, 2009